Exhibit 10.2
EMPLOYMENT AGREEMENT EXTENSION
     THIS EMPLOYMENT AGREEMENT EXTENSION (this “AGREEMENT EXTENSION”) is entered into effective the 13th day of May, 2009, by and between The Franklin Savings and Loan Company, a savings and loan association organized under the laws of the State of Ohio (the “EMPLOYER”), and Gretchen J Schmidt (the “EMPLOYEE”).
WITNESSETH:
     WHEREAS, the EMPLOYEE is currently employed as the President of the Employer; and
     WHEREAS, the EMPLOYER and the EMPLOYEE are parties to an Employment Agreement dated July 1, 2006, and amended December 30, 2008 (the “AGREEMENT”); and
     WHEREAS, the current expiration date of the AGREEMENT is July 1, 2011 and
     WHEREAS, Section 1 of the AGREEMENT provides that the EMPLOYER’s BOARD may extend the term of the AGREEMENT; and
     WHEREAS, as a result of the skill, knowledge, performance and experience of the EMPLOYEE, the BOARD of the EMPLOYER has determined that the AGREEMENT should be extended; and
     WHEREAS, the EMPLOYEE desires to continue to serve as the President of the EMPLOYER and consents to the extension of the AGREEMENT;
     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the EMPLOYER and the EMPLOYEE hereby agree as follows:
     1. Extension of EMPLOYMENT TERM. The EMPLOYMENT TERM of the AGREEMENT is hereby extended and the AGREEMENT shall terminate and expire on March 31, 2012.
     2. Effect of Prior Agreements. All of the terms and conditions of the AGREEMENT shall remain in full force and effect during the EMPLOYMENT TERM, as extended by this AGREEMENT EXTENSION.
     3. Definitions. Capitalized terms used in this AGREEMENT EXTENSION without definition shall have the meanings given to such terms in the AGREEMENT.
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     IN WITNESS WHEREOF, the EMPLOYER has caused this AGREEMENT EXTENSION to be executed by its duly authorized officer, and the EMPLOYEE has consented to and signed this AGREEMENT EXTENSION, each as of the date first above written.

EMPLOYER FRANKLIN SAVINGS AND LOAN COMPANY	EMPLOYEE /s/ Gretchen J. Schmidt
Name: Gretchen J Schmidt

By:	/s/ Daniel T. Voelpel
Daniel T Voelpel
Its: Senior Vice President